Exhibit 27.1
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
FLOOR PLAN CREDIT LOAN NOTE
(Commercial)

$30,000,000.00	October 7, 2010
Baltimore, Maryland
     FOR VALUE RECEIVED, MARINEMAX, INC., a Delaware corporation, MARINEMAX EAST, INC., a Delaware corporation, MARINEMAX SERVICES, INC., a Delaware corporation, MARINEMAX NORTHEAST, LLC, a Delaware limited liability company, BOATING GEAR CENTER, LLC, a Delaware limited liability company, US LIQUIDATORS, LLC, a Delaware limited liability company, and NEWCOAST FINANCIAL SERVICES, LLC, a Delaware limited liability company (each a “Borrower” and collectively the “Borrowers”) promise, jointly and severally, to pay to the order of CGI FINANCE, INC., a Delaware corporation (“Lender”), from time to time as set forth herein, the aggregate unpaid principal amount of the Advances to Borrowers made by the Lender, together with interest on the principal balance outstanding from time to time at the rate or rates hereafter specified, and all other sums which may be owing to the Lender by Borrowers pursuant to this Floor Plan Credit Loan Note (this “Note”).
     This Note is given effective the 7th day of October, 2010 (the “Effective Date”) pursuant to that certain Floor Plan Loan Agreement of even date by and between Borrowers and Lender (the “Loan Agreement”). Capitalized terms used in this Note but not defined herein shall have the meanings defined in the Loan Agreement.
1. Principal.
     1.01. Loan Amount. The Lender shall loan Borrowers an amount not to exceed Thirty Million Dollars ($30,000,000.00) (the “Principal Amount”), subject to the terms of this Note and the Loan Agreement. The actual unpaid balance of the Principal Amount of this Note outstanding at any time (the “Principal Balance”) shall be the unpaid balance as of the date of computation and such Principal Balance shall be included within the meaning of “Principal” as used herein.
     1.02. Advances. The Lender shall make advances of the Principal Amount to Borrowers from time to time (each an “Advance” and collectively the “Advances”), subject to the terms of this Note and the Loan Agreement which permit certain repayments of Advances in whole or in part. The fact that the Principal Balance hereunder may be reduced to zero from time to time shall not affect the continuing validity of this Note, and the Principal Balance may be increased up to the Principal Amount of the Note from time to time before and after such reductions to zero.
     1.03. Payment of Principal. Except as may be accelerated or otherwise sooner paid or payable hereunder, payment of the entire principal amount of each Advance under this Note shall be due and payable by Borrowers to Lender as provided on the Repayment of Advance schedule attached hereto as Exhibit A.

     1.04. Term. The term of this Note shall be subject to termination in accordance with the terms of the Loan Agreement and Borrowers acknowledge that Lender shall have no obligation whatsoever to make any Advance hereunder subsequent to the term of this Note.
2. Interest.
     2.01. Rate and Computation. Interest shall accrue on the unpaid Principal Balance outstanding under this Note from time to time at the variable rate of interest equal to the one (1) month LIBOR plus 350 basis points, determined on a monthly basis, subject to adjustment as provided in the Loan Agreement (the “Interest Rate”). Interest shall be calculated on the basis of a year of three hundred sixty (360) days applied to the actual days on which there exists an unpaid balance under this Note. All accrued and unpaid interest under this Note shall be included within the meaning of “Interest” as used herein.
     2.02. Payment of Interest. Except as they may be accelerated or otherwise sooner payable hereunder, accrued and unpaid Interest, plus any then due applicable Late Charges (as hereinafter defined), Enforcement Expenses (as hereinafter defined) and any other sums due, if any, shall be due and payable on the first day of each month during the term of this Note. Late Charges and Enforcement Expenses due under this Note are included within the meaning of “Other Charges” as used herein.
     2.03. Default Interest. Notwithstanding the entry of any decree, order, judgment or other judicial action under, pursuant to, in connection with or otherwise concerning this Note, upon the occurrence of a Default continuing past any applicable cure period or an Event of Default (defined herein) and/or after the maturity of this Note (whether by acceleration, declaration, extension or otherwise), Borrowers promise to pay to the Lender, whenever demanded by the Lender, interest at a fixed rate of interest equal at all times to the Interest Rate plus two percent (2.00% ) per annum (the “Default Rate”) on the unpaid balance of the Principal Balance of this Note and all other amounts then and thereafter due and payable hereunder from the date of such Default or Event of Default for so long as such Default continues past any applicable cure period or such Event of Default exists, or, from the date of such maturity until payment in full of the unpaid balance of the Principal Balance of this Note, all accrued and unpaid interest thereon, and all other amounts due and payable hereunder.
3. Late Charges. If Borrowers fail to make any payment of Principal, Interest, or any Other Charges, becoming due pursuant to the provisions of this Note, within fifteen (15) days of the date due and payable, Borrowers shall pay to the Lender a late charge equal to five percent (5%) of the amount of such payment. Such fifteen (15) day period shall not be construed in any way to extend the due date of any such payment. Late charges are imposed for the purpose of defraying the Lender’s expenses incident to the handling of delinquent payments, and are in addition to, and not in lieu of, the exercise by the Lender of any rights and remedies hereunder or under applicable laws and any fees and expenses of any agents or attorneys which the Lender may employ upon the continuance of a Default past any applicable cure period or the occurrence of an Event of Default.
4. Place of Payments; Business Day. All payments and prepayments of the unpaid balance of the Principal Balance of this Note, Interest thereon and any Other Charges payable hereunder shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at the Lender’s office at 1407 Fleet Street, Baltimore, Maryland 21231, or at such other place as the Lender or any other holder of this Note may at any time or from time to time designate in writing to the Borrowers. Any payment not due on a Business Day (as defined in the Loan Agreement) shall be due on the next day which is a Business Day.
5. Application of Payments. Payments of Principal (or any partial payments thereof) or any other payments on account of this Note (including prepayments), when paid, shall be applied first to Enforcement Expense, Late Charges, and Other Charges (if any), then to Interest then due on the unpaid balance of the Principal Balance of this Note and the balance, if any, shall be applied in reduction of the unpaid balance of the Principal Amount of this Note.
6. Prepayment. The Borrowers may prepay this Note in whole at any time or in part from time to time without penalty.
7. Enforcement Expenses. If this Note is forwarded to an attorney for collection, Borrowers shall pay to the Lender on demand all expenses, charges, costs, and fees (including without limitation reasonable attorneys’ fees and expenses, including as to proceedings in any court or other forum and regardless whether suit is filed) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) the collection or enforcement of any of the Obligations and (b) the collection or enforcement of any of the Credit Documents, including but not limited to all such costs of recovery, repair, preservation, inspection, maintenance, and disposition of any Collateral securing this Note (the “Enforcement Expenses”).
8. Default. Upon the occurrence of any one or more of the following events (each an “Event of Default”), the entire unpaid Principal Balance hereof and all accrued and unpaid interest hereon shall, at the option of the Lender, at once become and be due and payable without notice or demand of any kind:
     (a) Any Borrower shall fail to make (i) the payment of any Interest hereon or Other Charges when due and payable or within five (5) days thereafter or (ii) the payment of Principal when due and payable or within three (3) days thereafter; or
     (b) the failure by any Borrower to pay any amount due under any other Credit Document (whether upon demand, at maturity, by acceleration or otherwise, no prior demand therefore by Lender being necessary), unless the failure to pay is caused by administrative or technical error and payment is made within three (3) Business Days of its due date or;
     (c) there is a Default that continues past any applicable cure period or an Event of Default under the Loan Agreement, the Security Agreement or any other Credit Document.
9. Security. The debt evidenced by this Note is secured by that certain Pledge and Security Agreement of even date herewith between Borrowers and Lender.
10. Rights and Remedies of Lender; No Waiver. No waiver of any power, privilege, right or remedy (hereinafter collectively referred to as “Rights”) hereunder shall be effective unless in writing. The Rights of the Lender or any other holder hereof under this Note shall be irrevocable, cumulative and concurrent, and not alternative or exclusive, and may be pursued and exercised singularly, successively or concurrently at the sole discretion of the Lender or any other holder hereof and may be exercised as often as the Lender or any other holder hereof shall deem necessary or desirable. No delay on the part of Lender in exercising any Rights hereunder, or under any other instrument executed by Borrowers or any other party in connection with the transaction (including the other Credit Documents) shall operate as a waiver thereof, and no single or partial exercise of any such Rights (including acceptance of late payments by Lender) shall preclude other or further exercise thereof, or the exercise of any other Rights. Waiver by Lender of any default by any Borrower shall not constitute a waiver of any subsequent defaults, but shall be restricted to the default so waived. The validity, illegality or unenforceability of any provision of this Note shall not affect the validity, legality or enforceability of any of the other provisions of this Note which shall remain effective.
11. Jury Waiver. THE BORROWERS AND THE LENDER (BY ITS ACCEPTANCE OF THIS NOTE) HEREBY VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.
12. Time of the Essence. Borrowers acknowledge that TIME IS OF THE ESSENCE with respect to the payment and performance of this Note.
13. Extensions. All parties to this Note, whether maker, endorser, or guarantor, agree that the maturity of this Note, or any payment due hereunder, may be extended at any time or from time to time in accordance with the provisions of the Loan Agreement without releasing, discharging, or affecting the liability of such party.
14. Presentment, Demand for Payment, Notice of Dishonor, and Protest. EACH BORROWER, AND EACH AND EVERY PARTY TO THIS NOTE, WHETHER BORROWER, INDORSER, OR GUARANTOR, WAIVES PRESENTMENT, DEMAND FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST.
15. Severability. If any provision or part of any provision of this Note, or the application thereof to any facts or circumstances, shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of the Note, or the application of any provisions hereof to other facts or circumstances, and this Note shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.
16. Commercial Loan. The Borrowers hereby stipulate and warrant that the loan evidenced hereby is a Commercial Loan within the meaning of Title 12 of Commercial Law Article of the Annotated Code of Maryland, and that all proceeds of such loan will be used solely to acquire or carry on a business or commercial enterprise, as those terms are used therein.
17. Governing Law. This Note shall be governed and construed under the laws of the State of Maryland (excluding conflicts of laws principles), United States of America, both in interpretation and performance, and the Borrowers hereby irrevocably consent and submit to the jurisdiction and venue of any state or federal court sitting in the State of Maryland over any suit, action or judicial proceeding brought to enforce or construe this Note or arising out of or relating to this Note. Borrowers acknowledge and warrant that this Note is to be treated for all purposes, including choice of law purposes, as though it was executed and delivered within the geographic boundaries of the State of Maryland, even if it was, in fact, executed and delivered elsewhere.
18. Singular or Plural; Joint and Several Obligations. All references to singular shall also mean plural, masculine shall also mean feminine, and all singular pronouns shall include all signatories hereunder except for Lender. The Obligations of Borrowers under this Note are joint and several. Each Borrower shall be jointly and severally liable for all the Obligations of all Borrowers under this Note. Without limiting the generality of the foregoing, (i) whenever this Note imposes an Obligation on the Borrowers, the entire Obligation shall be imposed on each Borrower; (ii) whenever the Borrowers make a grant, agreement, covenant, representation, or warranty in this Note, such grant, agreement, covenant, representation, or warranty shall be deemed made by each Borrower; (iii) whenever this Note provides that the Lender shall have a right or remedy against the Borrowers, the Lender shall have such right or remedy against each Borrower; (iv) the occurrence of a Default or Event of Default as to any Borrower or the failure of any Borrower to comply with any provision of this Note shall be considered to be a Default or Event of Default or failure to comply by all Borrowers; and (v) in the event of any ambiguity or question whether, in any instance, the term “Borrowers” refers to each Borrower, the ambiguity or question shall be resolved in favor of the Lender.
19. Independent and Unconditional Obligations. Lender may compromise or release the obligations of any one or more of the Borrowers without thereby compromising or releasing the obligations of any other Borrower. Lender may release any portion or all the Collateral for the obligations of the Borrowers hereunder, or any of them, without thereby releasing or discharging any other Borrower, in whole or in part, from their obligations under this Note or any other Credit Document. Lender may extend the term of this Note or any of the Credit Documents or extend new credit to any Borrower without thereby extending or renewing or compromising or releasing the obligations of any other Borrower. Any payment received by the Lender from any one or more of the Borrowers for or on account of this Note may be applied by the Lender to any of the Obligations in whatever order and manner the Lender elects.
INTENTIONALLY BLANK
SIGNATURES ON FOLLOWING PAGE

     IN WITNESS WHEREOF, intending to be legally bound hereby, the Borrowers have caused this Note to be executed and delivered in their name under seal and on their behalf by their duly authorized officer or member as of the day and year first written above, with the intention that this Note constitutes an instrument under seal.

WITNESS/ATTEST:	MARINEMAX, INC.,
a Delaware corporation

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST:	MARINEMAX EAST, INC.,
a Delaware corporation

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST:	MARINEMAX SERVICES, INC.,
a Delaware corporation

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST	MARINEMAX NORTHEAST, LLC,
a Delaware limited liability company

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST:	BOATING GEAR CENTER, LLC,
a Delaware limited liability company

	By:	MARINEMAX EAST, INC.,
its sole member

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST	US LIQUIDATORS, LLC,
a Delaware limited liability company

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST	NEWCOAST FINANCIAL SERVICES, LLC,
a Delaware limited liability company

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
EXHIBIT A TO FLOOR PLAN CREDIT LOAN NOTE
REPAYMENT OF ADVANCE
New Inventory (less than or equal to [****])
     Initial Advance is no more than 90% of Net Invoice Price

Principal Curtailment Due Date	Principal Curtailment Payment Amount	Advance Amount Balance
Advance Date		90% of Net Invoice Price

[****] days after Advance Date	Pay 10% of amount of Net Invoice Price	80% of Net Invoice Price

550 days after Advance Date	Pay entire remaining Principal Balance (100%) of Advance	0% of Net Invoice Price
Inventory (greater than [****])
     Initial Advance is no more than 85% of Net Invoice Price

Principal Curtailment Due Date	Principal Curtailment Payment Amount	Advance Amount Balance
Advance Date		85% of Net Invoice Price

[****] days after Advance Date	Pay 10% of amount of Net Invoice Price	75% of Net Invoice Price

550 days after Advance Date	Pay entire remaining Principal Balance (100%) of Advance	0% of Net Invoice Price
Used Inventory
     Initial Advance is no more than 80% of Floor Plan Value

Principal Curtailment Due Date	Principal Curtailment Payment Amount	Advance Amount Balance
Advance Date		80% of Floor Plan Value

[****] days after Advance Date	Pay 8% of amount of Floor Plan Value	72% of Floor Plan Value

366 days after Advance Date	Pay entire remaining Principal Balance (100%) of Advance	0% of Floor Plan Value